SHARE EXCHANGE AGREEMENT

      THIS SHARE EXCHANGE AGREEMENT (the "Agreement") dated this ___ day of October, 2005, by and among AMERICAN RACING CAPITAL, INC., a Nevada corporation (the "ARC"), and AMERICAN RACING CAPITAL, INC., a Nevada corporation (the "Company"), and the Shareholders of the Company listed on Exhibit A attached hereto (the "Company Shareholders").

                                    RECITALS:

      A. The Company Shareholders own all of the outstanding capital stock of the Company. The authorized capital stock of the Company consists of Seventy-Five Thousand (75,000) shares of common stock, par value $1.00 per share, of which 100 of these shares are issued and outstanding (the "Company Common Stock").

      B. The Company Shareholders desire to transfer and exchange all of the issued and outstanding Company Common Stock for One Hundred Fifty Million (150,000,000) shares of common stock, par value $0.001 per share, of ARC (the "ARC Common Stock") and One Million (1,000,000) shares of Series A Convertible Preferred Stock, par value $0.001 per share (the "ARC Preferred Stock"), for a total number of 151,000,000 shares, on the terms and conditions set forth herein and ARC desires to consummate such transfer and exchange pursuant to the terms and conditions set forth herein.

      C. The Company owns 100 shares of common stock of FastOne, Inc., a Nevada corporation (the "FastOne Common Stock"), and 100 shares of common stock of Davy Jones Motorsports, Inc., a Nevada corporation (the "DJMI Common Stock"). The FastOne Common Stock constitutes one-hundred percent (100%) of the outstanding capital stock of FastOne, Inc. The DJMI common stock constitutes one-hundred percent (100%) of the outstanding capital stock of Davy Jones Motorsports, Inc. FastOne, Inc. and Davy Jones Motorsports, Inc. are hereby referred to as, collectively the "Subsidiaries", and individually, as a "Subsidiary".

                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the mutual promises herein set forth and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    THE SHARE EXCHANGE AND RELATED TRANSACTIONS.

      1.1. Share Exchange. In accordance with the provisions of this Agreement, the Nevada Revised Statutes (the "NRS") and other applicable law, on the Closing Date (as defined below), the Company Shareholders shall exchange with, and deliver to, ARC, the Company Common Stock, and in exchange therefore, ARC shall issue, and deliver, to the Company Shareholders in the denominations set forth opposite the name of each Company Shareholder on Schedule A attached hereto, One Hundred Fifty Million (150,000,000) shares of ARC Common Stock and One Million (1,000,000) shares of ARC Preferred Stock (the exchange transaction is referred to herein as the "Share Exchange"). The total number of shares of ARC Common Stock to be issued to the Company Shareholders shall be equal to One Hundred Fifty-One Million (151,000,000) shares. The shares of ARC Common Stock to be issued as part of the Share Exchange are referred to herein as the "ARC Shares," also sometimes referred to hereinafter as the "Exchange Consideration."

      1.2. Closing. The parties to this Agreement shall file Articles of Exchange (as defined below) pursuant to the NRS, cause the Share Exchange to become effective and consummate the other transactions contemplated by this Agreement (the "Closing") no later than October 31st, 2005; provided, in no event shall the Closing occur prior to the satisfaction of the conditions precedent set forth in Sections 6, 7 and 8 hereof. The date of the Closing is referred to herein as the "Closing Date." The Closing shall take place at the offices of counsel to ARC, or at such other place as may be mutually agreed upon by ARC and the Company Shareholders. At the Closing, (i) the Company Shareholders shall deliver to ARC the original stock certificates representing the Company Common Stock, together with stock powers duly executed in blank; and
(ii) the ARC shall deliver to the Company Shareholders stock certificates representing the ARC Shares.

      1.3. Plan of Exchange; Articles of Share Exchange. The parties to this Agreement shall cause ARC and the Company to enter into a plan of exchange on the date hereof, substantially in the form attached hereto as Exhibit "B" (the "Plan of Exchange"), and, at the Closing, to execute the Articles of Exchange, substantially in the form attached hereto as Exhibit "C" (the "Articles of Exchange"). The Articles of Exchange shall be filed with the Secretary of State of Nevada on or shortly after the Closing Date in accordance with the NRS.

      1.4. Approval of Share Exchange. By execution of this Agreement, the Company Shareholders hereby ratify, approve and adopt the Share Exchange and the Plan of Exchange for all purposes under the NRS. On or before the execution of this Agreement, the respective Boards of Directors of ARC and the Company shall have approved this Agreement, the Plan of Exchange and the transactions contemplated hereby and thereby.

2.    ADDITIONAL AGREEMENTS.

      2.1. Access and Inspection, Etc. Each party to this Agreement has allowed and shall allow the other party and its authorized representatives full access during normal business hours from and after the date hereof and prior to the Closing Date to all of its properties, books, contracts, commitments and records for the purpose of making such investigations as the other party may reasonably request in connection with the transactions contemplated hereby, and shall cause the other party to furnish such information concerning its affairs as reasonably requested. Each party to this Agreement has caused and shall cause its personnel to assist the other party in making such investigation and shall use his best efforts to cause its counsel, accountants, and other non-employee representatives to be reasonably available to the other party for such purposes.

      2.2. Confidential Treatment of Information. From and after the date hereof, the parties hereto shall and shall cause their representatives to hold in confidence all data and information obtained with respect to the other parties or their business, except such data or information as is published or is a matter of public record, or as compelled by legal process. In the event this Agreement is terminated pursuant to Section 10 hereof, each party shall promptly return to the other(s) any statements, documents, schedules, exhibits or other written information obtained from them in connection with this Agreement, and shall not retain any copies thereof.

      2.3. Public Announcements. After the date hereof and prior to the Closing, none of the parties hereto shall make any press release, statement to employees or other disclosure of this Agreement or the transactions contemplated hereby without the prior written consent of the other parties, except as may be required by law. Neither the Company nor the Company Shareholders shall make any such disclosure unless ARC shall have received prior notice of the contemplated disclosure and has had adequate time and opportunity to comment on such disclosure, which shall be satisfactory in form and content to ARC and its counsel.

      2.4. Securities Law Compliance. The issuance of the ARC Shares to the Company Shareholders hereunder shall not be registered under the Securities Act of 1933, as amended, by reason of the exemption provided by Section 4(2) thereof, and such shares may not be further transferred unless such transfer is registered under applicable securities laws or, in the opinion of ARC's counsel, such transfer complies with an exemption from such registration. All certificates evidencing the ARC Shares to be issued to the Company Shareholders shall be legended to reflect the foregoing restriction.

      2.5. Best Efforts. Subject to the terms and conditions provided in this Agreement, each of the parties shall use its best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions.

      2.6. Further Assurances. The parties shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement, including, without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer ownership of the Company Common Stock and to consummate the transactions contemplated by this Agreement.

      2.7.  Certain Tax Matters.

            (a)   Cooperation on Tax Matters.

                  (i) ARC, the Company and the Company Shareholders shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of tax returns pursuant to this Section 2.7 and any audit, litigation or other proceeding with respect to taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Company and the Company Shareholders agree
(A) to retain all books and records with respect to tax matters pertinent to the Company relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by ARC or the Company Shareholders, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, the Company or the Company Shareholders, as the case may be, shall allow the other party to take possession of such books and records.

                  (ii) ARC and the Company Shareholders further agree, upon request, to use their commercially reasonable efforts to obtain any certificate or other document from any governmental authority or any other person as may be necessary to mitigate, reduce or eliminate any tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

      2.8. Release of Claims By the Company Shareholders. Effective as of the Closing Date, and except for any obligations arising out of this Agreement, the Company Shareholders, and its successors, predecessors, assigns, agents, advisors, legal representatives, partners and all persons acting by, through or under it, hereby release the Company and each of their successors, predecessors, assigns, agents, advisors, officers, directors, employees, legal representatives, partners and all persons acting by, through or under each of them, from any and all claims, obligations, causes of action, actions, suits, contracts, controversies, agreements, promises, damages, demands, costs, attorneys' fees and liabilities of any nature whatsoever from the beginning of time up to and including the Closing Date, in law or at equity, whether known now or on the Closing Date, anticipated or unanticipated, suspected or claimed, fixed or contingent, liquidated or unliquidated, arising out of, in connection with or relating to any matter, cause or thing whatsoever.

      2.9 Waiver of Claims with Respect to Name Change. Effective as of the Closing Date, the Shareholders of ARC, their successors, predecessors, assigns, agents, advisors, legal representatives, partners and all persons acting by, through or under it, hereby release ARC and each of ARC's successors, predecessors, assigns, agents, advisors, officers, directors, employees, legal representatives, partners and all persons acting by, through or under each of them, from any and all claims, obligations, causes of action, actions, suits, contracts, controversies, agreements, promises, damages, demands, costs, attorneys' fees and liabilities of any nature whatsoever from the beginning of time up to and including the Closing Date, in law or at equity, whether known now or on the Closing Date, anticipated or unanticipated, suspected or claimed, fixed or contingent, liquidated or unliquidated, arising out of, in connection with ARC's change of name from Altrimega Health Corporation to American Racing Capital, Inc. prior to the Closing Date.

3. REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE COMPANY, THE SUBSIDIARIES AND THE COMPANY SHAREHOLDERS.

      To induce ARC to enter into this Agreement and to consummate the transactions contemplated hereby, the Company, its Subsdiaries and the Company Shareholders jointly and severally represent and warrant to and covenant with ARC as follows:

      3.1. Organization; Compliance. Each of the Company and each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of Nevada. Each of the Company and each of the Subsidiaries is: (a) entitled to own or lease its properties and to carry on its business as and in the places where such business is now conducted, and (b) duly licensed, in good standing and qualified in all jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such license or qualification necessary, except where the failure to do so would not result in a material adverse effect on the Company or the subsidiaries. Schedule 3.1 lists all locations where the Company and each Subsidiary has an office or place of business and the nature of the ownership interest in such property (fee, lease, or other).

      3.2.  Capitalization and Related Matters of the Company.

            (a) The authorized capital stock of the Company consists solely of Seventy-Five Thousand (75,000) shares of common stock, par value $1.00 per share, of which 100 of these shares are issued and outstanding. No shares of the Company Common Stock (i) were issued in violation of the preemptive rights of any shareholder, or (ii) are held as treasury stock. All of the shares of the Company Common Stock to be delivered under the terms of this Agreement are owned of record, legally and beneficially by the Company Shareholders. The shares of the Company Common Stock are free and clear of any and all security interests, encumbrances, and rights of any kind or nature whatsoever (collectively, "Encumbrances"), and upon delivery of the Company Common Stock hereunder, ARC and its assigns will acquire title thereto, free and clear of any and all Encumbrances. Other than voting rights, redemption rights and such other rights conferred by the Company's charter documents and by applicable Nevada statutes, there exist no Securities Rights (as defined herein) with respect to the Company Common Stock. All rights and powers to vote the shares of the Company Common Stock are held exclusively by the Company Shareholders. All of the Company Common Stock is validly issued, fully paid and nonassessable, were not issued in violation of the terms of any agreement or other understanding, and were issued in compliance with all applicable federal and state securities or "blue sky" laws and regulations. The certificates representing the Company Common Stock to be delivered to ARC at the Closing are, and the signatures and endorsements thereof or stock powers relating thereto will be, valid and genuine. For the purposes of this section, "Securities Rights" means, with respect to the Company Common Stock (whether issued or unissued) or any other securities convertible into or exchangeable for the Company Common Stock, and includes all written or unwritten contractual rights relating to the issuance, sale, assignment, transfer, purchase, redemption, conversion, exchange, registration or voting of the Company Common Stock and all rights conferred by the Company's governing documents and by any applicable agreement.

            (b) There are not outstanding any securities convertible into capital stock of the Company nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, such capital stock or securities convertible into such capital stock. The Company: (i) is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock; or (ii) has no liability for dividends or other distributions declared or accrued, but unpaid, with respect to any capital stock.

                  3.3. Capitalization and Related Matters of the Subsidiaries

            (a) The authorized capital stock of FastOne, Inc., a Subsidiary of the Company ("FastOne"), consists solely of 100 shares of common stock, par value $1.00 per share, of which 100 of these shares are issued and outstanding (the "FastOne Common Stock"). No shares of FastOne Common Stock (i) were issued in violation of the preemptive rights of any shareholder, or (ii) are held as treasury stock. All of the shares of FastOne Common Stock to be delivered under the terms of this Agreement are owned of record, legally and beneficially by the Company. The shares of FastOne Common Stock are free and clear of any and all security interests, encumbrances, and rights of any kind or nature whatsoever (collectively, "Encumbrances"). Other than voting rights, redemption rights and such other rights conferred by the FastOne's charter documents and by applicable Nevada statutes, there exist no Securities Rights (as defined herein) with respect to the FastOne Common Stock. All rights and powers to vote the shares of FastOne Common Stock are held exclusively by the Company. All of FastOne Common Stock is validly issued, fully paid and nonassessable, was not issued in violation of the terms of any agreement or other understanding, and was issued in compliance with all applicable federal and state securities or "blue sky" laws and regulations. For the purposes of this section, "Securities Rights" means, with respect to FastOne Common Stock (whether issued or unissued) or any other securities convertible into or exchangeable for the FastOne Common Stock, and includes all written or unwritten contractual rights relating to the
issuance,  sale,  assignment,   transfer,  purchase,   redemption,   conversion,
exchange, registration or voting of the FastOne Common Stock and all rights conferred by FastOne's governing documents and by any applicable agreement.

            (b) The authorized capital stock of Davy Jones Motorsports, Inc., a Subsidiary of the Company ("DJMI") consists of 25,000 shares of common stock, $1.00 per share, of which 100 of these shares are issued and outstanding (the "DJMI Common Stock"). No shares of DJMI Common Stock (i) were issued in violation of the preemptive rights of any shareholder, or (ii) are held as treasury stock. All of the shares of the DJMI Common Stock to be delivered under the terms of this Agreement are owned of record, legally and beneficially by the Company. The shares of DJMI Common Stock are free and clear of any and all security interests, encumbrances, and rights of any kind or nature whatsoever (collectively, "Encumbrances"). Other than voting rights, redemption rights and such other rights conferred by DJMI's charter documents and by applicable Nevada statutes, there exist no Securities Rights (as defined herein) with respect to the DJMI Common Stock. All rights and powers to vote the shares of the DJMI Common Stock are held exclusively by the Company. All of the DJMI Common Stock is validly issued, fully paid and nonassessable, was not issued in violation of the terms of any agreement or other understanding, and was issued in compliance with all applicable federal and state securities or "blue sky" laws and regulations. For the purposes of this section, "Securities Rights" means, with respect to the DJMI Common Stock (whether issued or unissued) or any other securities convertible into or exchangeable for the DJMI Common Stock, and includes all written or unwritten contractual rights relating to the issuance, sale, assignment, transfer, purchase, redemption, conversion, exchange, registration or voting of the DJMI Common Stock and all rights conferred by the DJMI's governing documents and by any applicable agreement.

                  (c) There are not outstanding any securities convertible into capital stock of FastOne or DJMI nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, such capital stock or securities convertible into such capital stock of Fast One or DJMI. Neither FastOne nor DJMI is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock, or no liability for dividends or other distributions declared or accrued, but unpaid, with respect to any capital stock.

      3.4.  Execution; No Inconsistent Agreements; Etc.

            (a) This Agreement is a valid and binding agreement of the Company and the Company Shareholders, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies. The Company and the Company Shareholders have the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the documents to be delivered by them in connection with the Closing and to perform their obligations under this Agreement.

            (b) The execution and delivery of this Agreement by the Company and the Company Shareholders does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or bylaws of the Company, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any note, bond, mortgage, lease, indenture, agreement or obligation to which the Company or the Company Shareholders is a party, pursuant to which the Company and the subsidiaries or the Company Shareholders otherwise receives benefits, or to which any of the properties of the Company or the Company Shareholders is subject, or violate any judgment, order, decree, statute or regulation applicable to the Company or the Company Shareholders or by which any of them may be subject.

      3.5. Articles of Incorporation and By-Laws. The Company has heretofore made available and delivered to ARC a complete and correct copy of the articles of incorporation and the by-laws of the Company and each of the Subsidiaries. Such Articles of Incorporation and By-Laws are in full force and effect and have not been amended or modified.

      3.6. Corporate Records. The statutory records, including the stock register and minute books of the Company and each of the Subsidiaries, fully reflect all issuances, transfers and redemptions of its capital stock, currently show and will correctly show the total number of shares of its capital stock issued and outstanding on the date hereof and on the Closing Date, the charter or other organizational documents and all amendments thereto, the bylaws as amended and currently in force. To the knowledge of the Company Shareholders, the books of account, minute books, stock record, books, and other records of the Company and the Subsidiaries, all of which have been made available to ARC, are complete and correct and have been maintained in accordance with sound business practices. The minute books of the Company and the Subsidiaries contain accurate and complete records of all meetings held of, and corporate action taken by, the Company Shareholders, the Board of Directors, and committees of the Boards of Directors of the Company and each of the Subsidiaries, and no meeting of any such Company Shareholders, Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Company.

      3.7.  Financial Statements.

            (a) The Company and the Company Shareholders have delivered to ARC the balance sheet of each of the Subsidiaries as of December 31, 2004 (the balance sheets as of December 31, 2004 are hereinafter referred to as the "Balance Sheet") and the related statements of income, shareholders' equity and cash flows of each of the Subsidiaries for the fiscal year ended December 31, 2004. In addition, the Company has delivered to ARC the Balance Sheet of each of the Subsidiaries as of August 31, 2005, and the related statements of income, shareholders' equity and cash flows of each of the Subsidiaries for the month ended August 31, 2005. All the financial statements pursuant to this Section 3.7 are referred to herein collectively as the "Financial Statements."

            (b) The Financial Statements have been and will be prepared in accordance with applicable GAAP throughout the periods involved, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes (that, if presented, would not differ materially from those included in the Balance Sheet), applied on a consistent basis, and fairly reflect and will reflect in all material respects the financial condition of each of the subsidiaries as at the dates thereof and the results of the operations of each of the subsidiaries for the periods then ended, and are true and complete and are consistent with the books and records of each of the Subsidiaries.

      3.8. Liabilities. Except as set forth on Schedule 3.8, the Company has no debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except: (a) those reflected on the Balance Sheets, including the notes thereto, and (b) liabilities incurred in the ordinary course of business since August 31, 2005, none of which have had or will have a material adverse effect on the financial condition of the Company or the Subsidiaries.

      3.9. Absence of Changes. Except as disclosed on Schedule 3.9, from August 31, 2005 to the date of this Agreement:

            (a) there has not been any adverse change in the business, assets, liabilities, results of operations or financial condition of the Company or the Subsidiaries; and

            (b) there has not been any: (i) change in the Company's or the Subsidiaries' authorized or issued capital stock; (ii) a declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock; or (iii) amendment to the Articles of Incorporation or Bylaws of the Company or the Subsidiaries.

      3.10. Title to Properties. Each of the Company and the Subsidiaries has good and marketable title to all of its properties and assets, real and personal, free and clear of all encumbrances, liens or charges of any kind or character.

      3.11. Compliance With Law. The business and activities of the Company and the Subsidiaries has at all times been conducted in accordance with its Articles of Incorporation and Bylaws and any applicable law, regulation, ordinance, order, License (as defined in Section 3.18), permit, rule, injunction or other restriction or ruling of any court or administrative or governmental agency, ministry, or body, except where the failure to do so would not result in a material adverse effect on the Company or the Subsidiaries.

      3.12. Taxes. Except as stated on Schedule 3.12, each of the Company and the Subsidiaries has duly filed all federal, provincial, and material local and foreign tax returns and reports, and all returns and reports of all other governmental units having jurisdiction with respect to taxes imposed on it or on its income, properties, sales, franchises, operations or employee benefit plans or trusts, all such returns were complete and accurate when filed, and all taxes and assessments payable by the Company and the Subsidiaries have been paid to the extent that such taxes have become due. All taxes accrued or payable by the Company and the Subsidiaries for all periods through December 31, 2004, have been accrued or paid in full, whether or not due and payable and whether or not disputed. Each of the Company and the Subsidiaries has withheld or collected and paid over to the appropriate governmental authorities (or is properly holding for such payment) all Taxes required by law to be withheld or collected, except for amounts which would not, individually or in the aggregate, have a material adverse effect on the Company or the Subsidiaries. For purposes of this Agreement, "Tax" or "Taxes" means any and all taxes, fees, levies, duties, tariffs, imposts and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature or excise, withholding, ad valorem, stamp, transfer, value added or gains taxes, license, registration and documentation fees, and custom duties, tariffs and similar charges.

      3.13. Assets.

            (a) Each of the Company and the Subsidiaries owns, leases or has the right to use all the properties and assets, including, without limitation, the real property and personal property, used in the conduct of its business or otherwise owned, leased, or used, and, with respect to contract rights, is a party to and enjoys the right to the benefits of all contracts, agreements and other arrangements used or intended to be used by the Company or the Subsidiaries or in or relating to the conduct of its business (all such properties, assets and contract rights being the "Assets"). Each of the Company and the Subsidiaries has good and marketable title to, or, in the case of leased or subleased Assets, valid and subsisting leasehold interests in, all the Assets, free and clear of all encumbrances.

            (b) The Assets constitute all the properties, assets and rights forming a part of, used or held in, and all such properties, assets and rights used in the conduct of, the business of the Company and the Subsidiaries as it is currently conducted. All of the Assets are in good operating condition and repair, normal wear and tear excepted.

      3.14. Leases of Real Property. All leases pursuant to which the Company or the Subsidiaries are a lessee of any real property (the "Leases") are listed in
Schedule 3.14 and are valid and enforceable in accordance with their terms. There is not under any of such Leases any material default or any claimed material default or any event of default or event which with notice or lapse of time, or both, would constitute a material default by the Company or the Subsidiaries. The copies of the Leases heretofore furnished to ARC are true, correct and complete, and such Leases have not been modified in any respect since the date they were so furnished, and are in full force and effect in accordance with their terms. The Company and the Subsidiaries are lawfully in possession of all real properties of which they are a lessee (the "Leased Properties").

      3.15. Contingencies. Except as disclosed on Schedule 3.15, there are no actions, suits, claims or proceedings pending, or to the knowledge of the Company Shareholders threatened against, by or affecting, the Company or the Subsidiaries in any court or before any arbitrator or governmental agency that may have a material adverse effect on the Company or the Subsidiaries or which could materially and adversely affect the right or ability of the Company
Shareholders to consummate the transactions contemplated hereby. To the knowledge of the Company Shareholders, there is no valid basis upon which any such action, suit, claim, or proceeding may be commenced or asserted against the Company or the Subsidiaries. There are no unsatisfied judgments against the Company or the Subsidiaries and no consent decrees or similar agreements to which the Company or the Subsidiaries is subject and which could have a material adverse effect on the Company or the Subsidiaries.

      3.16. Employee Benefit Matters. There are no employee benefit plans (as defined in Section 3(3) of ERISA), bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements to which the Company is a party, with respect to which the Company has any obligation, or which are maintained, contributed to, or sponsored by the Company for the benefit of any current or former employee, officer, or director of the Company.

      3.17. Intellectual Property. Each of the Company and the Subsidiaries is the owner of the entire, title and interest in and to the intellectual property used by them in the conduct of their businesses, free and clear of all Encumbrances, and has the right to use, all the such intellectual property in the continued operations of the Company and the Subsidiaries.

      3.18. Possession of Franchises, Licenses, Etc. Each of the Company and the
Subsidiaries: (a) possess all material franchises, certificates, licenses, permits and other authorizations (collectively, the "Licenses") from governmental authorities, political subdivisions or regulatory authorities that are necessary for the ownership, maintenance and operation of its business in the manner presently conducted; (b) are not in violation of any provisions thereof; and (c) have maintained and amended, as necessary, all Licenses and duly completed all filings and notifications in connection therewith. Schedule
3.18 sets forth a list of all of the Company's Licenses.

      3.19. Agreements and Transactions with Related Parties. Except as disclosed on Schedule 3.19, and except as disclosed in the Financial Statements, neither the Company nor the Subsidiaries are a party to any contract, agreement, lease or transaction with, or any other commitment to, (a) any ARC Shareholder,
(b) any person  related by blood,  adoption or marriage to any ARC  Shareholder,
(c) any director or officer of the Company or the Subsidiaries, (d) any corporation or other entity in which any of the foregoing parties has, directly or indirectly, at least five percent (5.0%) beneficial interest in the capital stock or other type of equity interest in such corporation or other entity, or
(e) any partnership in which any such party is a general partner or a limited partner having a five percent (5%) or more interest therein (any or all of the foregoing being herein referred to as a "Related Party" and, collectively, as the "Related Parties").

      3.20. Litigation. Except as disclosed on Schedule 3.20, there is no suit, action or proceeding pending, and no person has overtly-threatened in a writing delivered to the Company or the Company Shareholders to commence any suit, action or proceeding, against or affecting the Company nor the Subsidiaries, nor is there any judgment, decree, injunction, or order of any governmental entity or arbitrator outstanding against, or, to the knowledge of the Company, pending investigation by any governmental entity involving, the Company, the Subsidiaries or the Company Shareholders.

      3.21. Material Contracts. Schedule 3.21 contains a complete list of all contracts of the Company or the Subsidiaries, which involve consideration in excess of the equivalent of $10,000 or have a term of one year or more (the "Material Contracts"). The Company has delivered to ARC a true, correct and complete copy of each of the written contracts, and a summary of each oral contract, listed on Schedule 3.21. Except as disclosed in Schedule 3.21: (a) each of the Company and the Subsidiaries has performed all material obligations to be performed by it under all such contracts, and is not in material default thereof, and (b) no condition exists or has occurred which with the giving of notice or the lapse of time, or both, would constitute a material default or accelerate the maturity of, or otherwise modify, any such contract, and (c) all such contracts are in full force and effect. No material default by any other party to any of such contracts is known or claimed by the Company or the Subsidiaries or any ARC Shareholder to exist.

      3.22. Employment and Labor Matters. Schedule 3.22 sets forth the name, position, employment date, and current compensation (base and bonus) of each employee of the Company and the Subsidiaries. None of the Company nor the Subsidiaries is a party to any collective bargaining agreement or agreement of any kind with any union or labor organization.

      3.23. Environmental Matters. Neither the Company nor the Subsidiaries are in violation, in any material respect, of any Environmental Law (as defined herein); the Company has received all permits and approvals with respect to emissions into the environment and the proper collection, storage, transport, distribution or disposal of Wastes (as defined herein) and other materials required for the operation of its business at present operating levels; and they are not liable or responsible for any clean up, fines, liability or expense arising under any Environmental Law, as a result of the disposal of Wastes or other materials in or on the property of the Company (whether owned or leased), or in or on any other property, including property no longer owned, leased or used by the Company or the Subsidiaries. As used herein, (a) "Environmental Laws" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, or applicable state or local statute, law, ordinance, code, rule, regulation, order or decree (foreign or domestic) regulating, relating to, or imposing liability or standards of conduct concerning, Wastes, or the environment; and (b) "Wastes" means and includes any hazardous, toxic or dangerous waste, liquid, substance or material (including petroleum products and derivatives), the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

      3.24.  Full  Disclosure.  No  representation  or  warranty  of the Company
Shareholders contained in this Agreement, and none of the statements or information concerning the Company or the Subsidiaries contained in this Agreement and the Schedules, contains or will contain as of the date hereof and as of the Closing Date any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.    REPRESENTATIONS AND WARRANTIES OF ARC.

      To induce the Company Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, ARC represents and warrants to and covenants with the Company Shareholders as follows:

      4.1. Organization. ARC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. ARC is entitled to own or lease its properties and to carry on its business as and in the places where such business is now conducted, and ARC is duly licensed and qualified in all jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such license or qualification necessary, except where such failure would not result in a material adverse effect on ARC.

      4.2. Capitalization and Related Matters.

            (a) ARC has an authorized capital stock consisting of Five Hundred Million (500,000,000) shares of common stock, par value $0.001 per share, of which One Hundred Fourteen Million, One Hundred and Thirty Nine Thousand, Nine Hundred and Fifty Dollars (114,139,950) shares are issued and outstanding. Additionally, ARC has authorized the issuance of Ten Million (10,000,000) shares of preferred stock, $0.001 per share, of which none are issued and outstanding.

            (b) Except as disclosed in documents filed by ARC with the Securities and Exchange Commission (the "SEC Documents"), and except for employee stock options to purchase shares of the ARC Common Stock, ARC does not have outstanding any securities convertible into capital stock, nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or securities convertible into its capital stock.

      4.3. Execution; No Inconsistent Agreements; Etc.

            (a) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized and approved by ARC and this Agreement is a valid and binding agreement of ARC enforceable against ARC in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies.

            (b) The execution and delivery of this Agreement by ARC does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or bylaws of ARC or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any material note, bond, mortgage, lease, indenture, agreement or obligation to which ARC or any of its Subsidiaries is a party, pursuant to which any of them otherwise receive benefits, or by which any of their properties may be bound.

      4.4. Financial Statements. ARC has delivered to the Company the consolidated audited balance sheets of ARC as of December 30, 2004, the consolidated audited statement of income for the fiscal year ended December 30, 2004, and the consolidated unaudited balance sheet as of June 30, 2005, collectively, the "ARC Financial Statements"). The ARC Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis (except that the unaudited statements do not contain all the disclosures required by
GAAP), and fairly reflect in all material respects the consolidated financial condition of ARC and its Subsidiaries as at the dates thereof and the consolidated results of ARC's operations for the periods then ended. As of December 30, 2004, ARC had no operations. Since June 30, 2005, or as disclosed in the SEC Documents or press releases issued by ARC, there has been no material adverse change in the assets or liabilities, in the business or condition, financial or otherwise, of ARC, or in its results of operations.

      4.5. Liabilities. Except as disclosed in the SEC Documents or press releases issued by ARC or Schedule 4.5, ARC nor any of its Subsidiaries has any material debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except (a) those reflected on the ARC Financial Statements, including the notes thereto, and (b) liabilities incurred in the ordinary course of business since June 30, 2005, none of which have had or will have a material adverse affect on the financial condition of ARC and its Subsidiaries taken as a whole.

      4.6. Contingencies. Except as disclosed on Schedule 4.6, there are no actions, suits, claims or proceedings pending or, to the knowledge of ARC's management, threatened against, by or affecting ARC or any of its Subsidiaries in any court or before any arbitrator or governmental agency which could have a material adverse effect on ARC or its Subsidiaries or which could materially and adversely affect the right or ability of ARC to consummate the transactions contemplated hereby. To the knowledge of ARC, there is no valid basis upon which any such action, suit, claim or proceeding may be commenced or asserted against ARC or its Subsidiaries. There are no unsatisfied judgments against ARC and no consent decrees or similar agreements to which ARC or its Subsidiaries is subject and which could have a material adverse effect on ARC or its Subsidiaries or which could materially and adversely affect the right or ability of ARC to consummate the transactions contemplated hereby.

      4.7. Full Disclosure. No representation or warranty of ARC contained in this Agreement, and none of the statements or information concerning ARC contained in this Agreement and the Schedules, contains or will contain as of the date hereof and as of the Closing Date any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.    INTENTIONALLY NOT USED.

6.    CONDITIONS TO OBLIGATIONS OF ALL PARTIES.

      The obligation of the Company, the Company Shareholders and ARC to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or before the Closing, of each of the following conditions; any or all of which may be waived in whole or in part by the joint agreement of ARC, the Company and the Company Shareholders:

      6.1. Absence of Actions. No action or proceeding shall have been brought or threatened before any court or administrative agency to prevent the consummation or to seek damages in a material amount by reason of the transactions contemplated hereby, and no governmental authority shall have asserted that the within transactions (or any other pending transaction involving ARC, any of its Subsidiaries, the Company Shareholders or the Company when considered in light of the effect of the within transactions) shall constitute a violation of law or give rise to material liability on the part of the Company Shareholders, the Company or ARC or its Subsidiaries.

      6.2. Consents. The parties shall have received from any suppliers, lessors, lenders, lien holders or governmental authorities, bodies or agencies having jurisdiction over the transactions contemplated by this Agreement, or any part hereof, such consents, authorizations and approvals as are necessary for the consummation hereof, including, without limitation, the consents listed on
Schedule 6.2.

7.    CONDITIONS TO OBLIGATIONS OF ARC.

      All obligations of ARC to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by ARC:

      7.1. Representations and Warranties. The representations and warranties contained in Section 3 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of the Company Shareholders in connection with the transactions contemplated by this Agreement shall be true, correct and complete in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true, correct and complete at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

      7.2. Compliance with Agreements and Conditions. The Company Shareholders and the Company shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by them and/or by the Company prior to or on the Closing Date.

      7.3. Absence of Material Adverse Changes. No material adverse change in the business, assets, financial condition, or prospects of the Company or the Subsidiaries shall have occurred, and no event shall have occurred which has had or will have a material adverse effect on the business, assets, financial condition or prospects of the Company or the Subsidiaries.

      7.4. Certificate of the Company Shareholders. The Company Shareholders shall have executed and delivered, or caused to be executed and delivered, to ARC one or more certificates, dated the Closing Date, certifying in such detail as ARC may reasonably request to the fulfillment and satisfaction of the conditions specified in Sections 7.1 through 7.3 above.

8.    CONDITIONS TO OBLIGATIONS OF THE COMPANY SHAREHOLDERS.

      All of the obligations of the Company Shareholders to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by the Company
Shareholders:

      8.1. Representations and Warranties. The representations and warranties contained in Section 4 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of ARC in connection with the transactions contemplated by this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) when made and shall be deemed to be made again at and as of the Closing Date and shall be true at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

      8.2. Compliance with Agreements and Conditions. ARC shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by ARC prior to or on the Closing Date.

      8.3. Absence of Material Adverse Changes. No material adverse change in the assets or financial condition, of ARC and its Subsidiaries, taken as a whole, shall have occurred and no event shall have occurred which has had, or will have a material adverse effect on the assets or financial condition of ARC and its Subsidiaries, taken as a whole.

      8.4. Certificate of ARC. ARC shall have delivered to the Company Shareholders a certificate, executed by an executive officer and dated the Closing Date, certifying to the fulfillment and satisfaction of the conditions specified in Sections 8.1 through 8.3 above.

9.    INDEMNITY.

      9.1. Indemnification by Company Shareholders. Subject to Section 9.5, the Company Shareholders (hereinafter, collectively, called the "Shareholder Indemnitors") shall jointly and severally defend, indemnify and hold harmless ARC and its direct and indirect Subsidiaries (including the Company after Closing) and affiliates, their officers, directors, employees and agents (hereinafter, collectively, called "ARC Indemnitees") against and in respect of any and all loss, damage, liability, fine, penalty, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "ARC Losses"), suffered or incurred by any ARC Indemnitee by reason of, or arising out of:

            (a) any misrepresentation, breach of warranty or breach or non-fulfillment of any agreement of the Company Shareholders contained in this Agreement or in any certificate, schedule, instrument or document delivered to ARC by or on behalf of the Company Shareholders or the Company pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein); and

            (b) any liabilities of the Company or the Subsidiaries of any nature whatsoever (including tax liability, penalties and interest), whether accrued, absolute, contingent or otherwise, (i) existing as of the date of the Balance Sheet, and required to be shown therein in accordance with applicable GAAP, to the extent not reflected or reserved against in full in the Balance Sheet; or
(ii) arising or occurring between August 31, 2005 and the Closing Date, except for liabilities arising in the ordinary course of business, none of which shall have a material adverse effect on the Company.

      9.2. Indemnification by ARC. Subject to Section 9.5, ARC (hereinafter called the "ARC Indemnitor") shall jointly and severally defend, indemnify and hold harmless the Company Shareholders (hereinafter called "Shareholder Indemnitees") against and in respect of any and all loss, damage, liability, fine, penalty, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "Shareholder Losses"), suffered or incurred by any Shareholder Indemnitees by reason of, or arising out of:

            (a) any misrepresentation, breach of warranty or breach or non-fulfillment of any material agreement of ARC contained in this Agreement or in any other certificate, schedule, instrument or document delivered to the Company Shareholders by or on behalf of ARC pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein); and

            (b) any liabilities of the Company of any nature whatsoever (including tax liability, penalties and interest), whether accrued, absolute, contingent or otherwise, arising from ARC's ownership or operation of the Company after Closing, but only so long as such liability is not the result of an act or omission of the Company or the Company Shareholders occurring prior to the Closing. ARC Losses and Shareholder Losses are sometimes collectively referred to as "Indemnifiable Losses."

      9.3. Defense of Claims.

            (a) Each party seeking indemnification  hereunder (an "Indemnitee"):
(i) shall provide the other party or parties (the "Indemnitor") written notice of any claim or action by a third party arising after the Closing Date for which an Indemnitor may be liable under the terms of this Agreement, within ten (10) days after such claim or action arises and is known to Indemnitee, and (ii) shall give the Indemnitor a reasonable opportunity to participate in any proceedings and to settle or defend any such claim or action. The expenses of all proceedings, contests or lawsuits with respect to such claims or actions shall be borne by the Indemnitor. If the Indemnitor wishes to assume the defense of such claim or action, the Indemnitor shall give written notice to the Indemnitee within ten (10) days after notice from the Indemnitee of such claim or action, and the Indemnitor shall thereafter assume the defense of any such claim or liability, through counsel reasonably satisfactory to the Indemnitee, provided that Indemnitee may participate in such defense at their own expense, and the Indemnitor shall, in any event, have the right to control the defense of the claim or action.

            (b) If the Indemnitor shall not assume the defense of, or if after so assuming it shall fail to defend, any such claim or action, the Indemnitee may defend against any such claim or action in such manner as they may deem appropriate and the Indemnitees may settle such claim or litigation on such terms as they may deem appropriate but subject to the Indemnitor's approval, such approval not to be unreasonably withheld; provided, however, that any such settlement shall be deemed approved by the Indemnitor if the Indemnitor fails to object thereto, by written notice to the Indemnitee, within fifteen (15) days after the Indemnitor's receipt of a written summary of such settlement. The Indemnitor shall promptly reimburse the Indemnitee for the amount of all expenses, legal and otherwise, incurred by the Indemnitee in connection with the defense and settlement of such claim or action.

            (c) If a non-appealable judgment is rendered against any Indemnitee in any action covered by the indemnification hereunder, or any lien attaches to any of the assets of any of the Indemnitee, the Indemnitor shall immediately upon such entry or attachment pay such judgment in full or discharge such lien unless, at the expense and direction of the Indemnitor, an appeal is taken under which the execution of the judgment or satisfaction of the lien is stayed. If and when a final judgment is rendered in any such action, the Indemnitor shall forthwith pay such judgment or discharge such lien before any Indemnitee is compelled to do so.

      9.4. Waiver. The failure of any Indemnitee to give any notice or to take any action hereunder shall not be deemed a waiver of any of the rights of such Indemnitee hereunder, except to the extent that Indemnitor is actually prejudiced by such failure.

      9.5. Limitations on Indemnification. Notwithstanding anything to the contrary contained in this Agreement:

                  9.5.1. Time Limitation. No party shall be responsible hereunder for any Indemnifiable Loss unless the Indemnitee shall have provided such party with written notice containing a reasonable description of the claim, action or circumstances giving rise to such Indemnifiable Loss within three (3) years after the Closing Date (the "Indemnity Notice Period"); provided, however, that:

            (a) with respect to any Indemnifiable Loss resulting or arising from any breach of a representation or warranty of the Company Shareholders relating to taxes, or any tax liability of the Company arising or relating to periods prior to the Closing Date, the Indemnity Notice Period shall extend for the full duration of the statute of limitations; and

            (b) there shall be no limit on the Indemnity Notice Period for indemnity claims: (i) against the Company Shareholders for Indemnifiable Losses arising or resulting from a breach of a representation or warranty relating to Environmental Laws, or any liability which relates to the handling or disposal of Wastes or the failure to comply with any Environmental Law; and (ii) against any party based on fraud or intentional breach or misrepresentation.

                  9.5.2. Caps on Losses. The aggregate liability of the Company Shareholders after the Closing for ARC Losses shall not exceed an amount equal to the Exchange Consideration paid to the Company Shareholders. The aggregate liability of ARC after the Closing for Shareholder Losses shall not exceed the Exchange Consideration paid to the Company Shareholders.

                  9.5.3. Basket. No party shall have any liability hereunder for Indemnifiable Losses after the Closing, with respect to a breach of the representations and warranties contained herein, until the aggregate of all Indemnifiable Losses for which the Shareholder or ARC as applicable, are responsible under this Agreement exceeds Ten Thousand ($10,000) Dollars (the
"Basket"); provided that once such Basket is exceeded for the Company Shareholders or ARC as applicable, the responsible party or parties shall be responsible for all Indemnifiable Losses, from the first dollar as if such Basket never existed; and further provided that this Section 9.5.3 shall not limit in any respect indemnity claims: (a) based upon fraud or intentional breach or intentional misrepresentation; (b) arising from a breach by the ARC Indemnitor of any covenant contained in this Agreement; (c) arising from a breach by the Company Shareholders of any representation or warranty contained in Section 3.2 hereof; or (d) related to any tax or tax liability of the Company for periods prior to the Closing Date.

10.   TERMINATION.

      10.1. Termination. This Agreement may be terminated at any time on or prior to the Closing:

            (a) By mutual consent of ARC and the Company Shareholders; or

            (b) At the election of ARC if: (i) the Company Shareholders have breached or failed to perform or comply with any of his representations, warranties, covenants or obligations under this Agreement; or (ii) any of the conditions precedent set forth in Section 6 or 7 is not satisfied as and when required by this Agreement; or (iii) the Closing has not been consummated by November 30, 2005.

            (c) At the election of the Company Shareholders if: (i) ARC has breached or failed to perform or comply with any of its representations, warranties, covenants or obligations under this Agreement; or (ii) any of the conditions precedent set forth in Section 6 or 8 is not satisfied as and when required by this Agreement; or (iii) the Closing has not been consummated by November 30, 2005.

      10.2. Manner and Effect of Termination. Written notice of any termination ("Termination Notice") pursuant to this Section 10 shall be given by the party electing termination of this Agreement ("Terminating Party") to the other party or parties (collectively, the "Terminated Party"), and such notice shall state the reason for termination. The party or parties receiving Termination Notice shall have a period of ten (10) days after receipt of Termination Notice to cure the matters giving rise to such termination to the reasonable satisfaction of the Terminating Party. If the matters giving rise to termination are not cured as required hereby, this Agreement shall be terminated effective as of the close of business on the tenth (10th) day following the Terminated Party's receipt of Termination Notice. Upon termination of this Agreement prior to the consummation of the Closing and in accordance with the terms hereof, this Agreement shall become void and of no effect, and none of the parties shall have any liability to the others, except that nothing contained herein shall relieve any party from: (a) its obligations under Sections 2.2 and 2.3; or (b) liability for its intentional breach of any representation, warranty or covenant contained herein, or its intentional failure to comply with the terms and conditions of this Agreement or to perform its obligations hereunder.

11.   MISCELLANEOUS.

      11.1. Notices.

            (a) All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered in person, or upon the expiration of four (4) days after the date sent, if sent by federal express (or similar overnight courier service) to the parties at the following addresses:

      (i)     If to ARC:            American Racing Capital, Inc.
                                    4702 Oleander Drive
                                    Myrtle Beach, SC 29577
                                    Attn: John W. Gandy

              with a copy to:       Kirkpatrick & Lockhart Nicholson Graham, LLP
                                    201 South Biscayne Blvd.
                                    Suite 2000, Miami Center
                                    Miami, Florida 33131
                                    Attn: Clayton E. Parker, Esq.

      (ii)
              If to the Company:    Woodburn and Wedge
                                    6100 Neil Road, Suite 500
                                    Reno, Nevada 89511-1149
                                    Attn: Shawn Pearson, Esq.

      (iii)   If to Company
              Shareholders:         The name and address as listed on the
                                    Exhibit A attached hereto.

            (b) Notices may also be given in any other manner permitted by law, effective upon actual receipt. Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

      11.2. Survival. Except as provided in the next sentence, the representations, warranties, agreements and indemnifications of the parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive any investigation heretofore or hereafter made by the parties and the consummation of the transactions contemplated herein and shall continue in full force and effect after the Closing, subject to the limitations of Section 9.5. The representations, warranties and agreements of the Company contained in this Agreement shall not survive the Closing.

      11.3. Counterparts; Interpretation. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. All Schedules hereto shall be deemed a part of this Agreement. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the parties hereto. No ambiguity in any provision hereof shall be construed against a party by reason of the fact it was drafted by such party or its counsel. For purposes of this Agreement: "herein", "hereby", "hereunder", "herewith", "hereafter" and "hereinafter" refer to this Agreement in its entirety, and not to any particular section or paragraph. References to "including" means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

      11.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. The parties hereto agree that any claim, suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be submitted for adjudication exclusively in any state or federal court sitting in Miami-Dade County, Florida, and each party hereto expressly agrees to be bound by such selection of jurisdiction and venue for purposes of such adjudication. Each party (a) waives any objection which it may have that such court is not a convenient forum for any such adjudication, (b) agrees and consents to the personal jurisdiction of such court with respect to any claim or dispute arising out of or relating to this Agreement or the transactions contemplated hereby and
(c) agrees that process issued out of such court or in accordance with the rules of practice of such court shall be properly served if served personally or served by certified mail or other form of substituted service, as provided under the rules of practice of such court.

      11.5. Successors and Assigns; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, and successors; provided, however, that no Shareholder may assign this Agreement or any rights hereunder, in whole or in part.

      11.6. Partial Invalidity and Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

      11.7. Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of a party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

      11.8. Headings. The headings as to contents of particular paragraphs of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

      11.9. Expenses. Except as otherwise expressly provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by ARC or the Company Shareholders as each party incurs such expenses, and none of such expenses shall be charged to or paid by the Company.

      11.10. Finder's Fees. ARC represents to the Company Shareholders that no broker, agent, finder or other party has been retained by it in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by the ARC to be paid for or on account of the transactions contemplated hereby. The Company Shareholders represent to ARC that no broker, agent, finder or other party has been retained by Shareholders or the Company in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by the Company Shareholders or the Company to be paid for or on account of the transactions contemplated hereby.

      11.11. Gender. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

      11.12. Acceptance by Fax. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

      11.13. Attorneys Fees. In the event of any litigation arising under the terms of this Agreement, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys fees and court costs from the other party or parties.

      11.14. Opportunity to Hire counsel; Role of Kirkpatrick & Lockhart Nicholson Graham LLP. The Company Shareholders acknowledge that they have been advised and have been given an opportunity to hire counsel with respect to this Agreement and the transactions contemplated hereby. The Company Shareholders further acknowledge that the law firm of Kirkpatrick & Lockhart Nicholson Graham LLP did not provide them any legal advice, including any tax advice with respect to the transactions contemplated by this Agreement. The Company Shareholders further acknowledge that the law firm of Kirkpatrick & Lockhart Nicholson Graham LLP has solely represented ARC in connection with this Agreement and the transactions contemplated hereby and no other person.

      11.15. Time is of the Essence. It is understood and agreed among the parties hereto that time is of the essence in this Agreement and this applies to all terms and conditions contained herein.

      11.16. NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER
VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

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

      IN WITNESS WHEREOF, the parties have executed this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                                  AMERICAN RACING CAPITAL, INC.,
                                                  a Nevada corporation

                                                  By:  /s/John W. Gandy
                                                  ------------------------------
                                                  Name: John W. Gandy
                                                  Title: President

                                                  COMPANY SHAREHOLDERS:

                                                  By:/s/ D. Davy Jones
                                                  ------------------------------
                                                  Name: D. Davy Jones

                                                  By:
                                                  ------------------------------
                                                  Name:
                                                  ------------------------------
                                                  Title:
                                                  ------------------------------

                                                  THE COMPANY:

                                                  AMERICAN RACING CAPITAL, INC.,
                                                  a Nevada corporation

                                                  By:/s/ D. Davy Jones
                                                  ------------------------------
                                                  Name:    D. Davy Jones
                                                  Title:   President